[PIONEER LOGO]

Pioneer
Income
Fund
Prospectus
Class A and B Shares
April 28, 1995
(revised October 9, 1995)

Pioneer Income Fund (the "Fund") seeks current income consistent with the preservation and conservation of capital. Growth of capital is a secondary consideration. The Fund invests in dividend-paying common stocks, preferred stocks, bonds and debentures which may or may not be convertible into common stocks.


Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


This Prospectus (Part A of the Registration Statement) provides the information about the Fund that you should consider before investing. Please read and retain it for future reference. More information about the Fund is included in the Statement of Additional Information (Part B of the Registration Statement), dated April 28, 1995 (revised October 9, 1995), which is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

                        TABLE OF CONTENTS                      PAGE
--------------------------------------------------------------------
I.      EXPENSE INFORMATION                                      2
II.     FINANCIAL HIGHLIGHTS                                     3
III.    INVESTMENT OBJECTIVE, POLICIES AND RISKS                 4
IV.     MANAGEMENT OF THE FUND                                   6
V.      FUND SHARE ALTERNATIVES                                  7
VI.     SHARE PRICE                                              7
VII.    HOW TO BUY FUND SHARES                                   8
         Class A Shares                                          8
         Class B Shares                                          9
VIII.   HOW TO SELL FUND SHARES                                 10
IX.     HOW TO EXCHANGE FUND SHARES                             11
X.      DISTRIBUTION PLANS                                      12
XI.     DIVIDENDS, DISTRIBUTIONS AND TAXATION                   13
XII.    SHAREHOLDER SERVICES                                    13
         Account and Confirmation Statements                    13
         Additional Investments                                 13
         Automatic Investment Plans                             13
         Financial Reports and Tax Information                  14
         Distribution Options                                   14
         Directed Dividends                                     14
         Direct Deposit                                         14
         Voluntary Tax Withholding                              14
         Telephone Transactions and Related Liabilities         14
         FactFone(SM)                                           14
         Retirement Plans                                       14
         Telecommunications Device for the Deaf (TDD)           14
         Systematic Withdrawal Plans                            15
         Reinstatement Privilege (Class A only)                 15
XIII.   THE FUND                                                15
XIV.    INVESTMENT RESULTS                                      15


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects estimated annual operating expenses based on actual expenses of the Class A shares for the fiscal year ended December 31, 1994.

Shareholder Transaction Expenses:                Class A     Class B+
Maximum Initial Sales Charge on Purchases
  (as a percentage of offering price)             4.50%(1)     None
Maximum Sales Charge on Reinvestment of
  Dividends                                       None         None
Maximum Deferred Sales Charge                     None(1)      4.00%
Redemption Fee(2)                                 None         None
Exchange Fee                                      None         None
Annual Operating Expenses
  (as a Percentage of Net Assets):(3)
Management Fees                                   0.48%        0.48%
12b-1 Fees                                        0.25%        1.00%
Other Expenses
   (including accounting and transfer agent
   fees, custodian fees and printing
   expenses)                                      0.38%        0.38%
                                                  ------      ---------
Total Operating Expenses:                         1.11%        1.86%
                                                  ======      =========


+ Class B shares are a new class of shares, first offered on April 28, 1995.

(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge as further described under "How to Sell Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.

(3) For Class B shares, operating expenses are based on estimated expenses that would have been incurred during the previous fiscal year had Class B shares been outstanding.


    Example:

   You would pay the following dollar amounts on a $1,000 investment in the Fund, assuming 5% annual return and redemption at the end of each of the time periods:

                                     1 Year    3 Years    5 Years    10 Years
Class A Shares                         $56       $79        $103      $ 174
Class B Shares
--Assuming complete redemption at
   end of period                       $59       $88        $121      $199*
--Assuming no redemption               $19       $58        $101      $199*


*Class B shares convert to Class A shares eight years after purchase;
 therefore, Class A expenses are used after year eight.


   The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

   The example is designed for information purposes only, and should not be considered a representation of future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.

   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Funds" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's imposition of a Rule 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

   The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS

   The following information for the year ended December 31, 1994 has been derived from financial statements of the Fund which have been audited by Arthur Andersen LLP, independent public accountants, in connection with their examination of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1994 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information for the years from 1985 through 1993 has been derived from financial statements which have been audited by the Fund's then independent public accountants, Coopers & Lybrand. Class B shares are a new class of shares; no financial highlights exist for Class B shares. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER INCOME FUND

Selected Data For a Class A Share Outstanding For The Years Presented

                                                             For the Year Ended December 31,+

                                             ---------------------------------------------------------------
                                                1994         1993         1992          1991       1990
                                              ---------    ---------    ---------    ---------  -----------
Net asset value, beginning of year            $  10.21     $  10.13     $  10.14     $   9.14     $  9.53
                                                -------      -------      -------      -------     --------
Income from investment operations--
 Net investment income                        $   0.66     $   0.65     $   0.65     $   0.65     $  0.70
 Net realized and unrealized
   gain (loss) on investments                    (1.09)        0.37         0.09         1.00       (0.38)
                                                -------      -------      -------      -------     --------
  Total income (loss) from
    investment operations                     $  (0.43)    $   1.02     $   0.74     $   1.65$       0.32
Distribution to shareholders from--
 Net investment income                           (0.67)       (0.64)       (0.66)       (0.65)      (0.71)
 Net realized capital gains                       0.00        (0.30)       (0.09)        0.00        0.00
                                                -------      -------      -------      -------     --------
Net increase (decrease) in net asset value    $  (1.10)    $   0.08     $  (0.01)    $   1.00    $  (0.39)
                                                -------      -------      -------      -------     --------
Net asset value, end of year                  $   9.11     $  10.21     $  10.13     $  10.14    $   9.14
                                                =======      =======      =======      =======     ========
Total return(1)                                  (4.31%)      10.24%        7.59%       18.62%       3.59%
Ratio of net operating expenses to average
  net assets                                      1.11%        1.06%        0.99%        1.04%       0.94%
Ratio of net investment income to average
  net assets                                      7.07%        6.52%        6.47%        6.73%       7.67%
Portfolio turnover rate                             50%          69%          54%          43%         44%
Net assets end of year
  (in thousands)                              $259,970     $296,699     $250,033     $197,184    $166,205

                                                1989         1988         1987            1986          1985
                                              ---------    ---------    ---------    ---------      -----------
Net asset value, beginning of year            $   8.92     $   8.67     $   8.94     $   9.17       $  8.28
                                                -------      -------      -------      -------      ---------
Income from investment operations--
 Net investment income                        $   0.74     $   0.77     $   0.76     $   0.80       $  0.80
 Net realized and unrealized
   gain (loss) on investments                     0.63         0.27        (0.14)        0.04          1.09
                                                -------      -------      -------      -------      ---------
  Total income (loss) from
    investment operations                     $   1.37     $   1.04     $   0.62     $   0.84       $  1.89
Distribution to shareholders from--
 Net investment income                           (0.75)       (0.76)       (0.76)       (0.80)       (0.80)
 Net realized capital gains                      (0.01)       (0.03)       (0.13)       (0.27)       (0.20)
                                                -------      -------      -------      -------      ---------
Net increase (decrease) in net asset value    $   0.61     $   0.25     $  (0.27)    $  (0.23)     $  0.89
                                                -------      -------      -------      -------      ---------
Net asset value, end of year                  $   9.53     $   8.92     $   8.67     $   8.94      $  9.17
                                                =======      =======      =======      =======      =========
Total return(1)                                  15.89%       12.29%        6.82%        9.29%       23.84%
Ratio of net operating expenses to average
  net assets                                      0.78%        0.80%        0.79%        0.77%        0.80%
Ratio of net investment income to average
  net assets                                      7.98%        8.55%        8.29%        8.46%        9.05%
Portfolio turnover rate                             69%          87%         115%          76%         136%
Net assets end of year
  (in thousands)                              $169,607     $159,212     $149,659     $118,760      $75,365


+ Prior to December 1, 1993, Mutual of Omaha Fund Management Company ("FMC") acted as the investment adviser to the Fund.

(1) Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

III. INVESTMENT OBJECTIVE, POLICIES AND RISKS

   The investment objective of the Fund is to seek current income consistent with the preservation and conservation of capital. Growth of capital is a secondary consideration. The Fund invests in dividend-paying common stocks, together with preferred stocks, bonds and debentures which may or may not be convertible into common stocks. In selecting securities for investment, the investment adviser attempts to identify companies that have better-than-average earnings potential and those industries that stand to enjoy the greatest benefit from the predicted economic environment. The Fund seeks to purchase the securities of companies that are thought to be best situated in those industry groupings. Since capital appreciation is a secondary consideration, the growth potential of companies is also considered. The Fund invests in many different companies in a variety of industries in an attempt to reduce its overall exposure to investment and market risks.

   In pursuing its objective, the Fund purchases portfolio securities with the view of retaining them on a long-term basis. However, in its review of individual securities, the market and general economic conditions, the Fund may sell any security without regard to the period of time it has been held. Such sales may cause the Fund's portfolio turnover rate to exceed 100% and may cause it to incur greater brokerage commissions than would otherwise be the case.

   Part or all of the Fund's assets may be temporarily invested in securities of the U.S. government, its agencies or instrumentalities, commercial paper, bank certificates of deposit and time deposits, bankers' acceptances, other fixed income securities and repurchase agreements with banks and broker-dealers with respect to any of the foregoing instruments. At times, the investment adviser may believe that such investments are desirable due to present or anticipated market or economic conditions which are affecting or could affect the values of the Fund's investments, as well as for liquidity purposes or as a temporary investment, pending investment in primary securities.

Risk Factors

   The Fund may invest up to 35% of its net assets in lower rated or unrated debt securities. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade securities. Because of its investment in lower rated securities, the Fund may be more dependent upon the investment adviser's credit analysis in seeking to achieve its investment objective than a fund that only invested in higher rated securities. Because the market for such securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. These factors may have the effect of limiting the ability of the Fund to sell such securities at their fair value either in response to changes in the economy or the financial markets or to meet redemption requests. An investment in the Fund may involve greater risk than an investment in a fund which can invest only in investment-grade securities.

   The market for high yield, non-investment grade securities (commonly referred to as junk bonds) grew primarily during a period of long economic expansion and it is uncertain how such market would perform during a severe or prolonged economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for these securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, provisions of current tax law limit the tax advantages of certain high yield securities, which may limit their supply. Future legislation could adversely affect the market value of these securities and, consequently, the Fund's net asset value.
   If market quotations are not readily available for the Fund's lower rated or unrated securities, these securities will be valued by a method that the Board of Trustees of the Fund believes accurately reflects their fair value. Judgment plays a greater role in valuation of lower rated securities and such valuation becomes more difficult because there is less reliable, objective data available on such securities. For year-end 1994, 32% of the Fund's net assets were invested in equity securities, 2% in cash and equivalents and 66% in debt securities. Of the Fund's net assets, 21% were invested in debt securities rated AAA/Aaa by Standard & Poor's Ratings Group ("S&P") and/or Moody's Investors Service, Inc. ("Moody's"), 2% rated AA/Aa, 4% rated A/A, 17% rated BBB/Baa, 13% rated BB/Ba and 5% rated B/B. Only 4% of the Fund's net assets were unrated and they were determined to be comparable in quality to AAA/Aaa and BB/Ba rated debt securities. Securities rated BB/Ba or below (or comparable unrated securities) are considered speculative, and payments of principal and interest thereon may be questionable. See Appendix A to the Fund's Statement of Additional Information for a discussion of bond ratings.

Writing Covered Call Options

   The Fund does not invest in puts, calls, straddles, spreads or any combination thereof. However, in order to preserve capital and increase income, the Fund may write covered call options on securities if: (1) such calls are listed on a national securities exchange, (2) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities which are subject to the call or has the right to acquire such securities without the payment of further consideration, and (3) after any such call is written, not more than 25% of the value of the Fund's total assets would be subject to calls. Calls may be purchased only to effect a "closing purchase transaction" as to any call written in accordance with the foregoing.

   The Fund will write only call options which are covered, which means that the Fund will own, so long as the option is outstanding, the underlying security, or own securities convertible into or carrying rights to acquire such securities without payment of additional consideration. The Fund's obligation with respect to an option is extinguished by its exercise or expiration or by the Fund's purchase of a call option covering the same underlying securities and having the same exercise price and expiration date as the option that the Fund has written. The Fund will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security price above the exercise price. The Fund will retain the risk of loss from a decrease in the price of the underlying security.

Restricted and Illiquid Securities

   The Fund may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees of the Fund determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted security eligible for resale in accordance with Rule 144A is liquid. The Board of Trustees of the Fund may adopt guidelines and delegate to the investment adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities eligible for resale pursuant to Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, to the extent that the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Foreign Securities

   The Fund may invest up to 30% of its assets at the time of investment in listed and unlisted foreign securities. While such investments are intended to reduce risk by permitting greater diversification of the Fund's portfolios, investments in securities of foreign issuers entail certain risks not associated with investments in domestic issuers. Such risks include fluctuations in foreign currency exchange rates; possible expropriation or nationalization of foreign companies; imposition of exchange control regulations; currency blockage or dividends or interest withheld at the source; unfavorable price spreads on currency exchanges; higher transaction costs; less public information about issuers of securities; lack of uniform auditing, accounting and financial reporting standards; less governmental regulation of foreign stock exchanges and brokers; less liquidity and greater volatility of securities of foreign companies; or imposition of foreign taxes. Therefore, the Fund intends to invest primarily in the companies organized under the laws of those nations which are considered as having relatively stable and friendly governments, e.g., major industrialized nations such as the United Kingdom, France, Canada, Germany and Japan.

Lending of Portfolio Securities

   The Fund may seek to increase its income by lending portfolio securities, provided that the value of the securities loaned would not exceed one-third of the value of the total assets of the Fund. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Fund may experience loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When Issued Securities

   The Fund may also purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at the time of delivery may be more or less than the purchase price. Since the Fund will rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund prior to delivery. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, U.S. government securities, or high-grade, liquid debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sales are considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Repurchase Agreements

   A repurchase agreement is an instrument under which the purchaser acquires ownership of the obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash. In the event of the insolvency of the seller, or an order to stay execution of an agreement by a court or regulatory authority, the Fund could incur costs before being able to sell the underlying obligations and the Fund's realization of the underlying obligations could be delayed or limited, which could adversely affect the price the Fund receives for such obligations. There is also a risk that the seller may fail to repurchase the underlying obligations in which case the Fund may incur possible disposition costs and a loss if the proceeds of the sale of such obligations to a third party are less than the repurchase price. To guard against these possibilities, the investment adviser, under guidelines established by the Fund's Board of Trustees, will evaluate the creditworthiness of the seller. The Fund will enter into repurchase agreements only with those institutions that the investment adviser believes present minimal credit risks and which furnish collateral at least equal in value or market price to the amount of the repurchase obligations. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

Price Fluctuation

   Because prices of securities fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The value of your shares in the Fund may, at any time, be higher or lower than your original cost. The Fund may invest in debt securities with varying maturities. In general, the longer the maturity of a security, the higher the yield and the greater the potential for price fluctuations. A decline in interest rates generally produces an increase in the value of debt securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of these securities.

Additional Restrictions

   In addition to the investment objective and policies discussed above, the Fund's investments are subject to other restrictions which are described in its Statement of Additional Information. Unless otherwise stated, the Fund's investment objective and restrictions are considered fundamental and cannot be changed without shareholder approval. Unless expressly designated as a fundamental policy, the Fund's investment policies may be changed without shareholder approval by the Board of Trustees of the Fund.


IV. MANAGEMENT OF THE FUND

   The Board of Trustees of the Fund has overall responsibility for management and supervision of such Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation ("PMC") as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names of and general background information regarding each Trustee and executive officer of the Fund.

   Each domestic fixed income portfolio managed by PMC, including the Fund, is overseen by the Domestic Fixed Income Portfolio Management Committee, which consists of PMC's most senior domestic fixed income professionals. The committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Fixed income investments at PMC, including those made on behalf of the Fund, are under the general supervision of Mr. Sherman Russ, a Senior Vice President of PMC. Mr. Russ joined PMC in 1983. Messrs. John A. Carey and Russ have been the investment managers primarily responsible for the day-to-day management of the Fund since December 1, 1993. Mr. Carey joined PMC in 1979 and is Vice President of PMC and the Fund.

   The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Fund's Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund. Prior to December 1, 1993, FMC acted as investment adviser and principal underwriter to the Fund.

   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

   Under the terms of its contract with the Fund, PMC provides the Fund with an investment program consistent with its investment objective and policies. PMC furnishes the Fund with office space, equipment and personnel for managing the affairs of the Fund. PMC also pays all expenses in connection with the management of the affairs of the Fund except (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund;
(iv) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Trustees; (ix) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

   As compensation for its management services for the Fund and certain expenses which PMC incurs, PMC is entitled to a management fee from the Fund at the annual rates set forth below as a percentage of average daily net assets:

                       Net Assets                           Annual Fee
-------------------------------------------------------    -------------
For assets up to $250,000,000                                   .50%
For assets in excess of $250,000,000 to $300,000,000            .48%
Over $300,000,000                                               .45%

   PMC has agreed that until December 1, 1995, its fee shall not exceed the fee that would have been payable under the prior management contract with FMC. See the Statement of Additional Information for a discussion of the fee payable under the prior management agreement.

   For the fiscal year ended December 31, 1994, the Fund paid a management fee of $ 1,341,020 to PMC.

   John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 15% of the outstanding capital stock of PGI as of January 31, 1995.

V. FUND SHARE ALTERNATIVES

   The Fund continuously offers two Classes of shares designated as Class A and Class B shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase. Purchasing Class A or Class B Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares.

   Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

   Shares of the Fund are sold at the public offering price, which is the net asset value per share plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

   Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

   You may buy Fund shares at the public offering price from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292 for assistance.

   The minimum initial investment is $1,000 for Class A and Class B shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B shares except that the subsequent minimum investment amount for Class B share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").


Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to IRA accounts but may not be available to other types of retirement plan accounts. Call PSC for more information.

   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this pre-designated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's acceptance of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares

   You may buy Class A shares at the public offering price, that is, at the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:
                                    Sales Charge as a % of
                                    ----------------------

                                                         Dealer
                                                        Allowance
                                              Net       as a % of
                                Offering     Amount     Offering
      Amount of Purchase           Price   Invested       Price
------------------------------     ------    -------   -----------
Less than $100,000                 4.50%      4.71%        4.00%
$100,000 but less than
  $250,000                         3.50%      3.63%        3.00%
$250,000 but less than
  $500,000                         2.50%      2.56%        2.00%
$500,000 but less than
  $1,000,000                       2.00%      2.04%        1.75%
$1,000,000 or more                 -0-        -0-        See below


   No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of FMC and contingent upon the achievement of certain sales objectives, PFD pays to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer.

   The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned (except direct purchases of Pioneer Money Market Trust's Class A Shares), provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.

Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants.Class A shares of a Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.
   Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention procedure, including its terms, is contained in the Statement of Additional Information. Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer funds. Further details may be obtained from PFD.

Class B Shares
   You may buy Class B shares at net asset value without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

Year Since                   CDSC as a Percentage of Dollar
Purchase                          Amount Subject to CDSC
-------------------------    --------------------------------
First                                        4.0%
Second                                       4.0%
Third                                        3.0%
Fourth                                       3.0%
Fifth                                        2.0%
Sixth                                        1.0%
Seventh and thereafter                       none

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), for which the Fund is applying, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Waiver or Reduction of Contingent Deferred Sales Charge.

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an Individual Retirement Account ("IRA"), 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

Broker-Dealers. An order for either Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern
Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

   You can arrange to sell (redeem) fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

(bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

(bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

   Your shares will be sold at the share price next calculated after your order is received and accepted less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is accepted. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

(bullet) you wish to sell over $50,000 worth of shares,

(bullet) your account registration or address has changed within the last 30 days,

(bullet) the check is not being mailed to the address on your account
         (address of record),

(bullet) the check is not being made out to the account owners, or

(bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

   Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

   Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. You may redeem up to $50,000 of your shares by telephone or fax and receive the proceeds by check or by bank wire or electronic funds transfer. The redemption proceeds must be made payable exactly as the account is registered. To receive the proceeds by check: the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. The telephone redemption option is not available to retirement plan accounts. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

Selling Shares Through Your Broker-Dealer. The Fund authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.


Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to the PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

   Automatic Exchanges. You may automatically exchange shares from one Pioneer account for shares of the same Class in another Pioneer account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.

General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer account opened through an exchange must have a registration identical to that on the original account.

   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

   Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. To prevent abuse of the exchange privilege to the detriment of other Fund shareholders, the Fund and PFD reserve the right to limit the number and/or frequency of exchanges and/or to charge a fee for exchanges. The exchange privilege may be changed or discontinued and may be subject to additional limitations, including certain restrictions on purchases by market timer accounts.


X. DISTRIBUTION PLANS

   The Fund has adopted a Plan of Distribution for both Class A shares ("Class A Plan") and Class B shares ("Class B Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

   The Class B Plan provides that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B shares.

   Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.

   Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly in March, June, September and December and to make distributions from net long-term capital gains, if any, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions from income and/or capital gains may also be made at such times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains realized by the Fund are taxable as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

   Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the corporate dividends-received deduction for corporate shareholders, subject to minimum holding-period requirements and debt-financing restrictions under the Code.

   The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) from certain foreign investments, which will reduce its return from those investments. The Fund will not qualify to pass such taxes through to its shareholders, who accordingly will neither treat such taxes as additional income nor be entitled to any foreign tax credits or deductions with respect to such taxes.

   Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

XII. SHAREHOLDER SERVICES

   PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

   PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.

   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.

Additional Investments

   You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of the Exchange on the day of receipt.

Automatic Investment Plans

   You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are volun-tary, and you may discontinue the Plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

   As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.


Distribution Options

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the same class of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.


Directed Dividends

   You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in a second Pioneer fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

   You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.


Telephone Transactions and Related Liabilities

Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "Share Price" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 8:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.


FactFone(SM)

   FactFone is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone. See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


Retirement Plans

   You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Pioneer Mutual Funds Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

   If you have a hearing disability and your own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans

   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B shares accounts are limited to 10% of the value of the account at the time the plan is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous. You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.


Reinstatement Privilege (Class A Shares Only)

   If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinvestment occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

   The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

   The Fund, an open-end management investment company (commonly referred to as a mutual fund), was established as a Nebraska corporation on January 19, 1968 and reorganized as a Delaware business trust on June 30, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

   The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

   In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

XIV. INVESTMENT RESULTS

   The Fund may from time to time include yield information for each Class of Fund shares in advertisements or in information furnished generally to existing or proposed shareholders. Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share for each Class of Fund shares during a base period of 30 days, or one month, by the maximum offering price per share for each Class of Fund shares on the last day of such base period. (The Fund's net investment income per share for each Class is determined by dividing the Fund's net investment income for each Class during the base period by the Class's average number of shares of the Fund entitled to receive dividends during the base period). The Class's 30-day yield is then "annualized" by a computation that assumes that the Class's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

   The average annual total return (for a designated period of time) on an investment in the Fund may also be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 4.50%; for Class B shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Fund's yield and investment results will be calculated separately for each class of shares and will vary from time to time depending on market conditions, the composition of the Fund's portfolio, operating expenses of the Fund and expenses allocated to a specific class of Fund shares. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

                                    Notes

                                    Notes

THE PIONEER FAMILY OF MUTUAL FUNDS

International Growth Funds

Pioneer India Fund
Pioneer Emerging Markets Fund
Pioneer International Growth Fund
Pioneer Europe Fund

Growth Funds

Pioneer Gold Shares
Pioneer Growth Shares
Pioneer Capital Growth Fund

Growth and Income Funds

Pioneer Three
Pioneer II
Pioneer Fund
Pioneer Real Estate Shares
Pioneer Equity-Income Fund

Income Funds

Pioneer Income Fund
Pioneer Bond Fund
Pioneer America Income Trust
Pioneer Short-Term Income Trust

Tax-Free Income Funds


Pioneer California Double Tax-Free Fund*
Pioneer Massachusetts Double Tax-Free Fund*
Pioneer New York Triple Tax-Free Fund*
Pioneer Tax-Free Income Fund*
Pioneer Intermediate Tax-Free Fund*


Money Market Funds

Pioneer Tax-Free Money Fund*
Pioneer Cash Reserves Fund
Pioneer U.S. Government Money Fund

*Not suitable for retirement accounts

[PIONEER LOGO]

Pioneer
Income
Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICES INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions .................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information ........................................... 1-800-225-4321
Retirement plans ............................................... 1-800-622-0176
Toll-free fax .................................................. 1-800-225-4240
Telecommunications Device for the Deaf (TDD) ................... 1-800-225-1997

1095-2767
(C)Pioneer Funds Distributor, Inc.


                               PIONEER INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                           Class A and Class B Shares

                                 April 28, 1995

                            (revised October 9, 1995)


         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated April 28, 1995 (revised October 9, 1995) of Pioneer Income Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.



                                TABLE OF CONTENTS
                                                                        Page


1.    Investment Objective and Policies.................................B-2
2.    Investment Restrictions...........................................B-4
3.    Management of the Fund............................................B-5
4.    Investment Adviser................................................B-10
5.    Underwriting Agreement and Distribution Plans.....................B-12
6.    Shareholder Servicing/Transfer Agent..............................B-14
7.    Custodian.........................................................B-14
8.    Principal Underwriter.............................................B-14
9.    Independent Public Accountant.....................................B-15
10.  Portfolio Transactions.............................................B-15
11.  Tax Status and Dividends...........................................B-17
12.  Shares of the Fund.................................................B-20
13.  Determination of Net Asset Value...................................B-21
14.  Systematic Withdrawal Plan.........................................B-22
15.  Letter of Intention................................................B-23
16.  Investment Results.................................................B-23
17.  General Information................................................B-27
18.  Financial Statements...............................................B-27
      Appendix A........................................................B-28
      Appendix B........................................................B-32



       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED
                   OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  INVESTMENT OBJECTIVE AND POLICIES

See "Investment Objective, Policies and Risks" in the Prospectus for more information concerning the investment objective and policies of the Fund.

Restricted and Illiquid Securities

In determining the liquidity of Rule 144A securities, the Fund's officers, under guidelines established by the Fund's Board of Trustees, will consider: (1) the unregistered nature of a Rule 144A security; and (2) any relevant factors related to the marketability of the Rule 144A security, which may include: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Writing Covered Call Options

The Fund does not invest in puts, calls, straddles, spreads or any combination thereof. However, in order to attempt to preserve capital and increase income, the Fund may write covered call options on securities if: (i) such calls are listed on a national securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise the Fund owns the securities which are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) after any such call is written, not more than 25% of the value of the Fund's total assets would be subject to calls; calls may be purchased only to effect a "closing purchase transaction" as to any call written in accordance with the foregoing.

The Fund will write only call options which are covered, which means that the Fund will own the underlying security, or own securities convertible into or carrying rights to acquire such securities without payment of additional consideration, which are acceptable for escrow, when it writes the call option and until the Fund's obligation to sell the underlying security is extinguished by exercise or expiration of the call option or the purchase of a call option covering the same underlying securities and having the same exercise price and expiration date. The Fund will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security price above the exercise price. The Fund will retain the risk of loss from a decrease in the price of the underlying security. The writing of covered call options is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. However, the restrictions and guidelines outlined on writing covered call options tend to reduce such risks.

The premium received by the Fund for writing a covered call option will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest ask quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation ("OCC") is the issuer of, and the obligor on, the covered call options written by the Fund. In order to secure the Fund's obligation to deliver to the OCC the underlying security of a covered call option which the Fund writes, it will be required to make escrow arrangements. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the OCC, as to the securities on which the Fund has written calls or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

The Fund will purchase call options only to close out a covered call option it has written. In instances where the Fund believes it is appropriate to close a covered call option it has written, the Fund can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date, a "closing purchase transaction." A previously written call option can be closed out by purchasing an identical call option on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular option at such time. If the Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. The Fund may also be able to transfer a previously written call option if there is a secondary market for such an option. There is no assurance that a liquid secondary market will exist for a particular call option at such time.

If a substantial number of the call options written by the Fund are exercised, the Fund's rate of portfolio turnover may exceed historical levels. This would result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

In the past the Fund has qualified for, and elected to receive, the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. Although the Fund intends to continue to qualify for such tax treatment, in order to do so it must, among other things, derive less than 30% of its annual gross income from gains from the sale or other disposition of stocks, securities and options held for less than three months. Because of this, the Fund may be restricted in the writing of call options where the underlying securities have been held less than three months, the writing of covered call options which expire in less than three months, and in effecting closing purchase transactions with respect to options which were written less than three months earlier. As a result, the Fund may elect to forego otherwise favorable investment opportunities and may elect to avoid or delay effecting closing purchase transactions or selling portfolio securities, with the risk that a potential loss may be increased or a potential gain may be reduced or turned into a loss.

Portfolio Turnover Rate

The Fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. In any event, the Fund does not consider the rate of portfolio turnover a limiting factor where management considers changes necessary. However, it is the Fund's general policy to achieve its investment objective through long-term holdings of securities, and therefore, it does not intend to engage generally in short-term trading. A higher portfolio turnover rate may result in correspondingly higher transaction costs.


2.  INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund considers the investment objective, the investment policies under the captions "Restricted and Illiquid Securities" and "Writing Covered Call Options," and the following restrictions to be fundamental policies which cannot be changed without approval by a "majority" of the Fund's outstanding voting securities (as such vote is defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act")) which means: (a) 67% or more of the voting securities present at a special or annual meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. All other investment policies are considered non-fundamental and may be changed by approval of the Trustees without the vote of shareholders.

The Fund may not:

1. Concentrate the investment of its assets in any one industry or group of industries and therefore will not invest more than 25% of its assets in any one industry;

2. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities;

3. Make short sales of securities unless at the time of such sale it owns or has the right to acquire as a result of the ownership of convertible or exchangeable securities, and without the payment of further consideration, an equal amount of such securities which it will retain so long as it is in a short position. At no time will more than 10% of the value of the Fund's assets be committed to short sales;

4. Make loans of its assets, except that the Fund may purchase a portion of an issue of bonds or other obligations of types commonly distributed publicly to financial institutions, may purchase repurchase agreements in accordance with its investment objective, policies and restrictions, and may make both short-term (nine months or less) and long-term loans of its portfolio securities to the extent of 40% of the value of the Fund's total assets computed at the time of making such loans;

5. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the Fund's assets;

6. Act as a securities underwriter or invest in real estate, commodities or commodity contracts;

7. Participate on a joint or joint-and-several basis in any securities trading account;

8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the Fund's total assets: (i) more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer;

9. Purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the value of the Fund's assets, except holding companies or companies formed by merger, where the operating companies have had at least three years of continuous operation;

10. Purchase or retain the securities of any issuer if the officers and trustees of the Fund or of its Investment Adviser who own individually or beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

11. Purchase the securities of any other investment company, except that it may make such a purchase as part of a merger, consolidation or acquisition of assets; or

12. Enter into transactions with officers, trustees or other affiliated persons of the Fund or its Investment Adviser or Underwriter, or any organization affiliated with such persons, except securities transactions on an agency basis at standard commission rates, as limited by the provisions of the Investment Company Act of 1940, as amended.

Non-Fundamental Investment Restrictions. In addition to the foregoing restrictions, the Fund may not purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

The Fund will not invest in oil, gas or other mineral exploration or development programs or leases or purchase or sell real estate, including real estate limited partnerships.

If a percentage restriction on investment or utilization of assets set forth in any of the above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a change in the rating of a portfolio security will not be considered a violation of policy.


3.  MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


JOHN F. COGAN, JR.*,                       President and Director of The
Chairman of the Board,                     Pioneer Group, Inc. ("PGI");
                                           President and Trustee Chairman and
                                           Director of Pioneering Management
                                           Corporation ("PMC"); Chairman of the
                                           Board and Chief Executive Officer of
                                           Pioneer Winthrop Advisers ("PWA")
                                           since 1993; Chairman of the Board of
                                           Pioneer Funds Distributor, Inc.
                                           ("PFD"); Director of Pioneering
                                           Services Corporation ("PSC") and
                                           Pioneer Capital Corporation ("PCC");
                                           President and Director of Pioneer
                                           Plans Corporation ("PPC"), Pioneer
                                           Investment Corp. ("PIC"), Pioneer
                                           International Corp. ("PIntl"), and
                                           Pioneer Metals & Technology, Inc.
                                           ("PMT"); Chairman of the Board and
                                           Director of Teberebie Goldfields
                                           Limited; President and Director of
                                           Pioneer Goldfields Limited ("PGL");
                                           Chairman of the Supervisory Board of
                                           Pioneer Fonds Marketing GmbH;
                                           Chairman and President of the
                                           Pioneeer mutual funds and Chairman
                                           and Partner, Hale and Dorr (counsel
                                           to the Fund).

RICHARD H. EGDAHL, M.D.,                   Professor of Management, Boston
Trustee                                    University School of Management,
  Boston University                        since 1988; Professor of Public
    Health Policy                          Health, Boston University School of
    Institute                              Public Health; Professor of Surgery,
  53 Bay State Road                        Boston University School of Medicine
                                           Boston, Massachusetts and Boston
                                           University Health Policy Institute;
                                           Director, Boston University Medical
                                           Center; Executive Vice President and
                                           Vice Chairman of the Board,
                                           University Hospital; Academic Vice
                                           President for Health Affairs, Boston
                                           University; Director, Essex
                                           Investment Management Company, Inc.
                                           (investment adviser), Health Payment
                                           Review, Inc. (health care containment
                                           software firm), Mediplex Group, Inc.
                                           (nursing care facilities firm), Peer
                                           Review Analysis, Inc. (health care
                                           utilization management firm);
                                           Springer-Verlag New York, Inc.
                                           (publisher); Honorary Trustee,
                                           Franciscan Children's Hospital and
                                           Trustee of all the Pioneer mutual
                                           funds.

MARGARET B.W. GRAHAM,                      Manager of Research Operations,
Trustee                                    Xerox Palo Alto Research Center,
  The Keep                                 since September 1991; Professor of
  Post Office Box 110                      Operations Management and Management
                                           Little Deer Isle, Maine of
                                           Technology, Boston University School
                                           of Management ("BUSM"), since 1989;
                                           Associate Dean, BUSM, 1988 to 1990;
                                           previously, Associate Professor,
                                           Department of Operations Management,
                                           BUSM and Trustee of all the Pioneer
                                           mutual funds, except Pioneer Variable
                                           Contracts Trust.

JOHN W. KENDRICK,                          Professor Emeritus and Adjunct
Trustee                                    Scholar, George Washington
  6363 Waterway Drive                      University; Economic Consultant and
  Falls Church, Virginia                   Director, American  Productivity
                                           and Quality Center; American
                                           Enterprise Institute and Trustee of
                                           all the Pioneer mutual funds, except
                                           Pioneer Variable Contracts Trust.


MARGUERITE A. PIRET,                       President, Newbury, Piret & Company,
Trustee                                    Inc. (a merchant banking firm);
  One Boston Place,                        Trustee of all the Pioneer mutual
  Suite 2363                               funds.
  Boston, Massachusetts

DAVID D. TRIPPLE*,                         Executive Vice President and
Trustee and Executive                      Director of PGI and PWA since 1993;
                                           Vice President Director of PFD, since
                                           1989; Director of PCC, PIC, Pintl,
                                           and Corporation; President (since
                                           1993); Director, President and, Chief
                                           Investment Officer of PMC and Trustee
                                           of all the Pioneer mutual funds.

STEPHEN K. WEST,                           Partner, Sullivan & Cromwell (a law
Trustee                                    firm); Trustee, The Winthrop Focus
  125 Broad Street                         Funds (mutual funds) and Trustee of
  New York, New York                       all the Pioneer mutual funds.

JOHN WINTHROP,                             President, John Winthrop & Co., Inc.
Trustee                                    (a private investment firm); Director
  One North Adgers Wharf                   of NUI Corp;  Trustee of
                                           Charleston, South Carolina Alliance
                                           Capital Reserves, Alliance Government
                                           Reserves and Alliance Tax Exempt
                                           Reserves and Trustee of all the
                                           Pioneer mutual funds, except Pioneer
                                           Variable Contracts Trust.

JOHN A. CAREY                              Vice President, PMC.
Vice President


WILLIAM H. KEOUGH,                         Senior Vice President, Chief
                                           Treasurer Financial Officer and
                                           Treasurer of PGI; Treasurer of PFD,
                                           PMC, PSC, PCC, PPC, and Pioneer SBIC
                                           Corporation; Treasurer and Director
                                           of PPC and Treasurer of all the
                                           Pioneer mutual funds.

JOSEPH P. BARRI,                           Secretary of PGI, PMC, PPC,
                                           Secretary PIC and PCC; Clerk of PFD
                                           and PSC and Partner, Hale and Dorr
                                           (counsel to the Fund) and Secretary
                                           of all the Pioneer mutual funds.

ROBERT NAULT,                              General Counsel of PGI since 1995;
Assistant                                  Secretary formerly of
                                           Hale and Dorr (counsel to the Trust)
                                           where he most recently served as a
                                           junior partner; Assistant Secretary
                                           of all the Pioneer mutual funds.

ERIC W. RECKARD,                           Manager of Fund Accounting and
                                           Assistant Treasurer Compliance of PMC
                                           since 1994; Manager of Auditing and
                                           Business Analysis of PGI (until
                                           1994); Assistant Treasurer of all the
                                           Pioneer mutual funds.

The Fund's Declaration of Trust provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any special meeting of shareholders. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.



All of the outstanding capital stock of PMC and PSC is owned by PGI, a Delaware corporation. All the outstanding capital stock of PFD is indirectly owned by PGI. The table below lists all the Pioneer Funds, including the Fund, currently offered to the public and the investment adviser and principal underwriter for each fund.

The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                                Investment       Principal
Fund Name                                        Adviser        Underwriter


Pioneer Fund                                       PMC              PFD
Pioneer II                                         PMC              PFD
Pioneer Three                                      PMC              PFD
Pioneer Growth Shares                              PMC              PFD
Pioneer Capital Growth Fund                        PMC              PFD
Pioneer Equity-Income Fund                         PMC              PFD
Pioneer Gold Shares                                PMC              PFD
Pioneer Real Estate Shares                         PMC              PFD
Pioneer Europe Fund                                PMC              PFD
Pioneer International Growth Fund                  PMC              PFD
Pioneer India Fund                                 Note 1           PFD
Pioneer Emerging Markets Fund                      PMC              PFD
Pioneer Bond Fund                                  PMC              PFD
Pioneer America Income Trust                       PMC              PFD
Pioneer Short-Term Income Fund                     PMC              PFD
Pioneer Income Fund                                PMC              PFD
Pioneer Tax-Free Income Fund                       PMC              PFD
Pioneer Intermediate Tax-Free Fund                 PMC              PFD
Pioneer California Double Tax-Free Fund            PMC              PFD
Pioneer New York Triple Tax-Free Fund              PMC              PFD
Pioneer Massachusetts Double Tax-Free Fund         PMC              PFD
Pioneer Cash Reserves Fund                         PMC              PFD
Pioneer U.S. Government Money Fund                 PMC              PFD
Pioneer Tax-Free Money Fund                        PMC              PFD
Pioneer Interest Shares, Inc.                      PMC              Note 2
Pioneer Variable Contracts Trust                   PMC              Note 3

-------------


Note 1 ITI Pioneer AMC Ltd. manages the Fund's investments in India, and PMC manages all of the Fund's other investments

Note 2 This is a closed-end fund and it is underwritten by Mellon Bank.

Note 3 This is a series of seven  separate  portfolios  designed  to provide
       investment   vehicles  for  the  variable  annuity  and  variable  life insurance contracts of various insurance companies or for certain qualified pension plans.



PMC, the Fund's investment adviser, also manages the investments of certain institutional private accounts. Messrs. Cogan, Tripple, Keough and Barri, officers and/or Trustees of the Fund, are also officers and/or directors of PFD, PMC, PSC and PGI. As of March 31, 1995, to the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI, except Mr. Cogan who then owned approximately 15% of such shares. As of March 31, 1995, the officers and trustees held in aggregate less than 1% of the outstanding shares of the Fund. As of March 31, 1995, to the knowledge of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund.

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual fee of $1,000 plus $100 per meeting attended to each Trustee who is not affiliated with PMC, PFD or PSC. The Fund pays the Chairman of the Audit Committee an annual fee of $250 and pays each member of the Audit Committee an annual fee of $200. All Trustees are reimbursed for expenses incurred in attending Trustee and committee meetings. The Fund also pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PSC or PFD. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:

                                                Pension or          Total
                                                Retirement      Compensation
                                                 Benefits       from Fund and
                              Aggregate         Accrued as         Pioneer
Name of Trustee              Compensation    Fund's Expenses      of Funds **


John F. Cogan, Jr.            $  500               $0              $11,750
David D. Tripple                 500                0               11,750
Richard H. Egdahl, M.D.        3,200                0               55,650
Margaret B.W. Graham           3,200                0               55,650
John W. Kendrick               3,200                0               55,650
Marguerite A. Piret            3,500                0               66,650
Stephen K. West                3,400                0               63,650
John Winthrop                  3,400                0               63,650

 *       As of Fund's fiscal year end.
**       As of December 31, 1994 (calendar year end for all Pioneer Funds).


4.       INVESTMENT ADVISER

As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. PMC became the Fund's investment adviser on December 1, 1993. Prior to that date, Mutual of Omaha Fund Management Company ("FMC") served as the Fund's investment adviser. The management contract with PMC is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of 60 days' written notice.

As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the following rates per annum of the Fund's average daily net assets. The fee is computed and accrued daily and paid monthly.

Net Assets                                                  Annual Rate

For assets up to $250,000,000..................................0.50%

For assets in excess of $250,000,000 to $300,000,000...........0.48%

Over $300,000,000..............................................0.45%

PMC has agreed that until December 1, 1995, its fee shall not exceed the fee that would have been payable under the previous management contact with FMC, without giving effect to any expense limitation. Under the previous management contract with FMC, which was terminated on December 1, 1993, the Fund paid FMC a management fee at an annual rate equal to the following percentages of the Fund's average daily net assets:

Net Assets                                                  Annual Rate

For assets up to and including $100,000,000...................0.50%

For assets over $100,000,000 but not over $200,000,0000.......0.48%

For assets over $200,000,000 but not over $300,000,000........0.46%

For assets over $300,000,000 but not over $400,000,000........0.44%

For assets over $400,000,000 but not over $500,000,000........0.42%

For assets over $500,000,000..................................0.40%

PMC has agreed that if in any fiscal year the aggregate expenses of the Fund exceed the expense limitation established by any state having jurisdiction over the Fund, PMC will reduce its management fee to the extent required by state law. The most restrictive state expense limit currently applicable to the Fund provides that the Fund's expenses in any fiscal year may not exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million.

The Fund paid $1,079,037 in management fees to FMC for the fiscal year ended December 31, 1992 and $1,228,585 for the period from January 1 to November 30, 1993. The Fund paid $121,129 in management fees to PMC for the period from December 1 to December 31, 1993. The Fund paid $1,341,020 in management fees to PMC for the fiscal year ended December 31, 1994.

Under the previous management contract with FMC, FMC agreed to reimburse the Fund quarterly for all expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) incurred in each year by the Fund in excess of 1.50% of the first $30,000,000 of the Fund's average daily net assets plus 1.00% of any net additional net assets, up to an amount not exceeding its management fees for the period for which reimbursements, if any, is made. No excess reimbursement was paid by FMC or PMC to the Fund for the fiscal years ended December 31, 1992, 1993 or 1994.


5.UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

The Fund entered into an Underwriting Agreement with PFD. Prior to that date, FMC served as the Fund's principal underwriter. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.

PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares (the "Class A Plan") and a plan of distribution with respect to Class B Shares (the "Class B Plan") (together, the "Plans").

Class A Plan

Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus under the caption "Distribution Plans." The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A.

Class B Plan

The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.

Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distributions Plans" in the Prospectus.)

General

In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation it provides.

During the fiscal year ended December 31, 1994, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan of $696,271. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensate dealers and sales personnel.


6.SHAREHOLDER SERVICING/TRANSFER AGENT

The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


PSC receives an annual fee of $22.00 per Class A and Class B shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.


7.CUSTODIAN

Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund.

The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.


8.PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of the Class A and Class B shares of each Fund. Under the Fund's previous underwriting agreement with FMC, FMC received $2,537,827 and $2,376,000 in aggregate underwriting commissions for the fiscal year ended December 31, 1992, for the period from January 1 to November 30, 1993, of which $329,153 and $216,280 was retained, respectively. Under the Fund's current Underwriting Agreement with PFD, PFD received $123,000 and $1,501,540, respectively, in aggregate underwriting commissions for the period from December 1 through December 31, 1993 and for the fiscal year ended December 31, 1994 of which $15,107 and $120,501, respectively, was retained.

The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objective and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or the NASDAQ National Market.


9.INDEPENDENT PUBLIC ACCOUNTANT

Effective January 1, 1994, Arthur Andersen LLP (formerly Arthur Andersen & Co.), One International Place, Boston, MA 02110, was selected as the independent public accountant for the Fund. Previously, Coopers & Lybrand had served as independent public accountant to the Fund. Arthur Andersen's election as independent public accountant was approved, at a meeting called for the purpose of voting on such approval, by the vote of a majority of those Trustees on the Board of Trustees who are not interested persons of the Fund.

10.PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting broker-dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads.

PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC or who sell shares of the Pioneer Funds. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided.

The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

The  Board  of  Trustees   periodically   reviews  PMC's   performance   of  its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

In addition to the Fund, PMC also acts as investment adviser or subadviser to the other Pioneer Funds and certain private accounts with investment objectives similar to that of the Fund. Securities frequently meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Fund, another Pioneer Fund, Pioneer Interest Shares, Inc. or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

The Fund paid brokerage or underwriting commissions of approximately $8,300, $66,000, and $78,278, respectively, for the fiscal years ended December 31, 1992, 1993 and 1994.

11.TAX STATUS AND DIVIDENDS

The Fund's policy is to pay dividends quarterly from net investment income to shareholders of record in the latter part of March, June, September and December and to distribute net realized capital gains, if any, once a year. Additional distributions may be made for the purpose of avoiding liability for federal income or excise tax.

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets, and the timing of its distributions to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

If the Fund invests in certain PIKs, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. The

Fund has $1,121,099, of capital carryforwards, which expire in 2002, available to offset future capital gains.

Certain options written by the Fund on portfolio securities may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised and may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Gains or losses from the lapse or closing out of options written by the Fund may be treated as short-term capital gains or losses under Section 1234 of the Code or, in the case of options subject to Section 1256, all gains or losses may be treated as 60% long-term and 40% short-term capital gains or losses. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The effect of these rules may be mitigated to the extent the Fund limits its options writing to "qualified covered call options" on portfolio stock. The tax rules applicable to options and straddles may affect the amount, timing and character of the Fund's income and loss and hence of its distributions to shareholders.

For purposes of the 70% dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding-period reductions from certain hedging or other transactions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund will not satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that its shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the Fund withhold 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that the Social Security or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes, and, subject to compliance with certain income-source requirements under Delaware law, it should also not be required to pay Delaware corporation income tax.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to certain classes of investors, such as banks, insurance companies, or tax-exempt entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund, and unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisors on these matters and on state, local and other applicable tax laws.

12.  SHARES OF THE FUND

General

The Fund is an open-end investment company established as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993, the Fund was known as Mutual of Omaha Income Fund, Inc. and prior to June 30, 1994, the Fund was known as Pioneer Income Fund, Inc. Reference to the Fund includes both the Delaware business trust and the Nebraska corporation. The Board of Trustees of the Fund, as of the date of this Statement of Additional Information, has authorized the issuance of two classes of shares, Class A and Class B.

Unless otherwise required by the 1940 Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

The Declaration of Trust permits the issuance of series of shares in addition to the Fund which would represent interests in separate portfolios of investments. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

Shareholder and Trustee Liability

The Fund is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


13.DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each day the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the Fund's net asset value per share may not be determined.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of classes of the Fund are accrued daily and taken into account.

In determining the value of the assets of the Fund for the purpose of obtaining the net asset value, securities listed or traded on a national or foreign securities exchange shall be valued at their last sales price on the day of valuation or, if there are no sales on that day, at the latest bid quotation. Equity securities traded over-the-counter for which the last sales price on the day of valuation is available shall be valued at that price. All other over-the-counter equity securities for which reliable quotations are readily available shall be valued at their latest bid quotation. Convertible securities traded over-the-counter for which reliable quotations are readily available shall be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine the valuations for normal institutional-size trading units of such securities. Securities not valued by the pricing service for which reliable quotations are readily available, shall be valued at market values furnished by recognized dealers in such securities. Short-term obligations with remaining maturities of 60 days or less shall be valued at amortized cost. Securities and other assets for which reliable quotations are not readily available, shall be valued at their fair value as determined in good faith under consistently applied guidelines established by and under the general supervision of the Board of Trustees of the Fund, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge.


14.SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan ("SWP"), which is available for Class A Shares only, is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. A designation of a third party to receive checks requires an acceptable signature guarantee. The CDSC on any share subject to a CDSC (See "How to Buy Fund Shares" in the Prospectus) may be waived or reduced for non-retirement accounts if the redemption is made in connection with a SWP (limited in any year to 10% of the value of the account at the time the withdrawal plan is established).


Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


15.  LETTER OF INTENTION

Purchases in the Fund of $100,000 or over of Class A Shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided to PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A Shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund Class A Shares of $100,000 over a 13-month period would be charged at the 3.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all his Class A Shares in the Fund and other Pioneer funds held of record as of the date of his or her Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A Shares to be purchased under the Letter of Intention.

The Letter of Intention authorizes PSC to escrow Class A Shares having a purchase price equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should carefully read the provisions of the Letter of Intention set forth in the Account Application before signing.


16.  INVESTMENT RESULTS

Other Quotations, Comparisons, and General Information

From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare its yield to the Shearson Lehman Hutton Government Index, U.S Government bond rates, or other comparable indices or investment vehicles. In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Data for economic indicators may come from Bloomberg Financial Systems, Towers Data Systems, the financial press and other sources. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including CDA/Weisenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Securities and Exchange Commission.

Standardized Yield Quotations

The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period in accordance with the following formula:

 .........                              a-b
 .........         YIELD = 2[        ( ----- +1)6-1]
 .........                               cd

Where:    a        =   interest earned during the period

          b        =   net expenses accrued for the period

          c        =   the average daily number of shares outstanding during the
                       period that were entitled to receive dividends

          d        =   the maximum offering price per share on the last day of
                       the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

The Fund's 30-day SEC yield for the period ended December 31, 1994 was 6.94%.

Standardized Average Annual Total Return Quotations

One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

Average annual total return quotations for Class A and Class B Shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where:     P     =  a hypothetical initial payment of $1000, less the maximum sales load for Class A Shares or the deduction of the CDSC on Class B Shares at the end of the period.

           T     =  average annual total return
           n     =  number of years

           ERV   =  ending redeemable value of the hypothetical  $1000 initial payment made at the beginning of the  designated  period
                    (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

The Fund's average annual total returns, with respect to Class A Shares, for the one- , five-, ten-year and life-of-fund periods ended December 31, 1994 were -8.60%, 5.90%, 9.62% and 8.08%, respectively.

Automated Information Line (FactFone)


FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:


         o net asset value prices for all Pioneer funds;

         o annualized 30-day yields on Pioneer's bond funds;

         o annualized 7-day yields and 7-day effective (compound) yields for the Pioneer money market funds; and

         o dividends and capital gains distributions on all funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.


In addition, by using a personal identification number ("PIN"), shareholders may may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

All performance numbers communicated through FactFoneSM represent past performance, and figures for all bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B Shares will also vary, and such shares may be worth more or less at redemption than their original cost.

17.  GENERAL INFORMATION

The Fund is registered with the SEC as a diversified open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. For further information with respect to the Fund and the securities offered hereby, reference is made to the registration statement filed with the SEC, including all exhibits thereto. Annual and semiannual reports of the Fund are mailed to each shareholder.


18.  FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP contained in the Fund's 1994 Annual Report are attached hereto. A copy of the Annual Report which is incorporated by reference herein may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A

                         MOODY'S CORPORATE BOND RATINGS


Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A posses many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA

Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal  although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions of changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC

The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

The rating CI is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)

The rating from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                   APPENDIX B

                            Other Pioneer Information


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

         As of December 31, 1994, PMC employed a professional investment staff of 46, with a combined average of 14 years' experience in the financial services industry.

         At December 31, 1994, there were 591,192 non-retirement shareholder accounts and 337,577 retirement shareholder accounts in the Fund. Total assets for all Pioneer Funds at December 31, 1994 were approximately $10,038,000,000 representing 928,769 shareholder accounts.


                                                                Pioneer Income Fund

Date      Initial Investment    Offering Price     Sales Charge    Shares Purchased    Net Asset Value       Initial Net Asset
                                                    Included                              Per Share                Value
1/1/85        $10,000              $8.67              4.50%           1153.403            $8.28                  $9,550


                                                       Dividends and Capital Gains Reinvested

                                                                  Value of Shares
             Date               From               From Cap. Gains          From Dividends            Total Value
                             Investment              Reinvested               Reinvested
           12/31/85            $10,576                  $250                    $1,001                  $11,827
           12/31/86            $10,312                  $614                    $2,000                  $12,926
           12/31/87            $10,000                  $792                    $3,016                  $13,808
           12/31/88            $10,288                  $835                    $4,382                  $15,505
           12/31/89            $10,992                  $892                    $6,086                  $17,970
           12/31/90            $10,542                  $856                    $7,216                  $18,614
           12/31/91            $11,695                  $949                    $9,436                  $22,080
           12/31/92            $11,683                 $1,164                   $10,908                 $23,755
           12/31/93            $11,776                 $1,909                   $12,502                 $26,187
           12/31/94            $10,508                 $1,703                   $12,848                 $25,059




S&P 500 *
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE *
This is a total return index based on the performance of 30 blue chip stocks.

SMALL CAPITALIZATION STOCKS *
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

INFLATION *
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES *
"The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted."

LONG-TERM CORPORATE BONDS *
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LONG-TERM GOVERNMENT BOND TOTAL RETURN *
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM GOVERNMENT BONDS TOTAL RETURN *
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

U.S. (30 DAY) TREASURY BILL TOTAL RETURNS *
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

BANK SAVINGS ACCOUNT **
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

6 MONTH CD **
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.


Sources:     *  Ibbotson Associates
             **  Towers Data Systems
           ***  Lipper  Analytical Services

                                      Dow Jones        U.S. Small                         S&P/BARRA        S&P/BARRA
                       S&P500         Ind'l Avg        Stock Index     U.S. Inflation       Growth           Value
                         %TR              %TR              %TR               %TR              %TR              %TR
-------------------------------------------------------------------------------------------------------------------------
Dec 1928               43.61            55.38            39.69            -0.97             N/A              N/A
Dec 1929               -8.42           -13.64           -51.36             0.20             N/A              N/A
Dec 1930              -24.90           -30.22           -38.15            -6.03             N/A              N/A
Dec 1931              -43.34           -49.03           -49.75            -9.52             N/A              N/A
Dec 1932               -8.19           -16.88            -5.39           -10.30             N/A              N/A
Dec 1933               53.99            73.71           142.87             0.51             N/A              N/A
Dec 1934               -1.44             8.07            24.22             2.03             N/A              N/A
Dec 1935               47.67            43.77            40.19             2.99             N/A              N/A
Dec 1936               33.92            30.23            64.80             1.21             N/A              N/A
Dec 1937              -35.03           -28.88           -58.01             3.10             N/A              N/A
Dec 1938               31.12            33.16            32.80            -2.78             N/A              N/A
Dec 1939               -0.41             1.31             0.35            -0.48             N/A              N/A
Dec 1940               -9.78            -7.96            -5.16             0.96             N/A              N/A
Dec 1941              -11.59            -9.88            -9.00             9.72             N/A              N/A
Dec 1942               20.34            14.12            44.51             9.29             N/A              N/A
Dec 1943               25.90            19.06            88.37             3.16             N/A              N/A
Dec 1944               19.75            17.19            53.72             2.11             N/A              N/A
Dec 1945               36.44            31.60            73.61             2.25             N/A              N/A
Dec 1946               -8.07            -4.40           -11.63            18.16             N/A              N/A
Dec 1947                5.71             7.61             0.92             9.01             N/A              N/A
Dec 1948                5.50             4.27            -2.11             2.71             N/A              N/A
Dec 1949               18.79            20.92            19.75            -1.80             N/A              N/A
Dec 1950               31.71            26.40            38.75             5.79             N/A              N/A
Dec 1951               24.02            21.77             7.80             5.87             N/A              N/A
Dec 1952               18.37            14.58             3.03             0.88             N/A              N/A
Dec 1953               -0.99             2.02            -6.49             0.62             N/A              N/A
Dec 1954               52.62            51.25            60.58            -0.50             N/A              N/A
Dec 1955               31.56            26.58            20.44             0.37             N/A              N/A
Dec 1956                6.56             7.10             4.28             2.86             N/A              N/A
Dec 1957              -10.78            -8.63           -14.57             3.02             N/A              N/A
Dec 1958               43.36            39.31            64.89             1.76             N/A              N/A
Dec 1959               11.96            20.21            16.40             1.50             N/A              N/A
Dec 1960                0.47            -6.14            -3.29             1.48             N/A              N/A
Dec 1961               26.89            22.60            32.09             0.67             N/A              N/A
Dec 1962               -8.73            -7.43           -11.90             1.22             N/A              N/A
Dec 1963               22.80            20.83            23.57             1.65             N/A              N/A
Dec 1964               16.48            18.85            23.52             1.19             N/A              N/A
Dec 1965               12.45            14.39            41.75             1.92             N/A              N/A
Dec 1966              -10.06           -15.78            -7.01             3.35             N/A              N/A
Dec 1967               23.98            19.16            83.57             3.04             N/A              N/A


                                      B-37

Dec 1968               11.06             7.93            35.97             4.72             N/A              N/A
Dec 1969               -8.50           -11.78           -25.05             6.11             N/A              N/A
Dec 1970                4.01             9.21           -17.43             5.49             N/A              N/A
Dec 1971               14.31             9.83            16.50             3.36             N/A              N/A
Dec 1972               18.98            18.48             4.43             3.41             N/A              N/A
Dec 1973              -14.66           -13.28           -30.90             8.80             N/A              N/A
Dec 1974              -26.47           -23.58           -19.95            12.20             N/A              N/A
Dec 1975               37.20            44.75            52.82             7.01            31.72            43.38
Dec 1976               23.84            22.82            57.38             4.81            13.84            34.93
Dec 1977               -7.18           -12.84            25.38             6.77           -11.82            -2.57
Dec 1978                6.56             2.79            23.46             9.03             6.78             6.16
Dec 1979               18.44            10.55            43.46            13.31            15.72            21.16
Dec 1980               32.42            22.17            39.88            12.40            39.40            23.59
Dec 1981               -4.91            -3.57            13.88             8.94            -9.81             0.02
Dec 1982               21.41            27.11            28.01             3.87            22.03            21.04
Dec 1983               22.51            25.97            39.67             3.80            16.24            28.89
Dec 1984                6.27             1.31            -6.67             3.95             2.33            10.52
Dec 1985               32.16            33.55            24.66             3.77            33.31            29.68
Dec 1986               18.47            27.10             6.85             1.13            14.50            21.67
Dec 1987                5.23             5.48            -9.30             4.41             6.50             3.68
Dec 1988               16.81            16.14            22.87             4.42            11.95            21.67
Dec 1989               31.49            32.19            10.18             4.65            36.40            26.13
Dec 1990               -3.17            -0.56           -21.56             6.11             0.20            -6.85
Dec 1991               30.55            24.19            44.63             3.06            38.37            22.56
Dec 1992                7.67             7.41            23.35             2.90             5.07            10.53
Dec 1993                9.99            16.94            20.98             2.75             1.68            18.60
Dec 1994                1.31             5.06             3.11             2.78             3.13            -0.64


Source:  Ibbotson Associates

                                      B-38